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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2003



                    NEWFIELD EXPLORATION COMPANY 401(k) PLAN
             (Exact Name of Registrant as Specified in Its Charter)



            N/A                        33-79826                     N/A
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4.    CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

       (a)    Previous Independent Accountants

              (i) On May 2, 2003, the administrative board of the Newfield Exploration Company 401(k) Plan (the "Plan") dismissed PricewaterhouseCoopers LLP as its independent accountants.

              (ii) The report of PricewaterhouseCoopers LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

              (iii) In connection with its audits for the two most recent fiscal years and through May 2, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

              (iv) During the two most recent fiscal years and through May 2, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

              (v) The registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 9, 2003, is filed as Exhibit
                     16.1 to this Form 8-K.

       b)     New Independent Accountants

              (i) The Plan engaged Crowe Chizek and Company LLC as the Plan's new independent accountants as of May 2, 2003. During the two most recent fiscal years and through May 2, 2003, the Plan has not consulted with Crowe Chizek and Company LLC regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written nor oral report was provided to the Plan that Crowe Chizek and Company LLC concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.1 Letter dated July 9, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWFIELD EXPLORATION COMPANY 401(k) Plan



Date:  July 9, 2003                   By:   /s/ MONA LEIGH BROUSSARD
                                            -----------------------------------
                                            Mona Leigh Broussard
                                            Plan Administrator


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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
16.1                  Letter dated July 9, 2003 from PricewaterhouseCoopers LLP
                      to the Securities and Exchange Commission